SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) Of The
Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): March 12, 2004

APOLLO GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Arizona	0-25232	86-0419443

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4615 East Elwood Street, Phoenix, Arizona		85040

(Address of Principal Executive Offices)		(Zip Code)

(480) 966-5394

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press Release dated March 12, 2004

Item 9. Regulation FD Disclosure. (Information furnished pursuant to Item 12. Results of Operations and Financial Condition)

     On March 12, 2004, Apollo Group, Inc. reported via press release its results of operations for its second quarter ended February 29, 2004. A copy of this press release is attached hereto as Exhibit 99.1. This press release is being furnished, but not filed, under Item 12 of this Report on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 12, 2004	APOLLO GROUP, INC.
	By:	/s/ Kenda B. Gonzales
Kenda B. Gonzales
Chief Financial Officer, Secretary, and Treasurer

By:	/s/ Daniel E. Bachus
Daniel E. Bachus
Chief Accounting Officer and Controller

By:	/s/ Todd S. Nelson
Todd S. Nelson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 12, 2004